	MIDAS FUND
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2022
	(Unaudited)

Shares		Value
	Common Stocks (96.86%)
	Major Precious Metals Producers (28.41%)
32,400	Agnico Eagle Mines Limited	$ 1,368,252
20,900	Barrick Gold Corporation	323,950
275,000	B2Gold Corp.	885,500
7,350	Newmont Corporation	308,921
		2,886,623

	Intermediate Precious Metals Producers (51.71%)
98,000	Dundee Precious Metals, Inc.	435,663
38,000	Endeavour Mining Corp.	701,034
319,554	Evolution Mining Limited	418,987
2,580	Franco-Nevada Corporation	308,258
68,750	Lundin Gold Inc.	477,859
125,000	Northern Star Resources Limited	625,999
373,000	Perseus Mining Ltd.	364,585
5,300	Royal Gold, Inc.	497,246
72,218	Silver Lake Resources Ltd. (a)	54,504
80,000	SSR Mining Inc.	1,176,800
6,000	Wheaton Precious Metals Corp.	194,160
		5,255,095

	Junior Precious Metals Producers (2.76%)
23,900	Maverix Metals Inc.	79,427
27,000	Sandstorm Gold Ltd.	139,590
600,000	Shanta Gold Ltd.	61,977
		280,994

	Other Natural Resources Companies (13.98%)
2,100	Olin Corporation	90,048
23,000	iShares Silver Trust (a)	402,500
6,000	SPDR Gold Trust (a)	928,020
		1,420,568

	Total investments (Cost $8,593,016) (96.86%) (b)	9,843,280
	Cash and other assets in excess of liabilities (3.14%)	318,800

	Net assets (100%)	$ 10,162,080

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $9,843,280 has been pledged as collateral for borrowings under the Fund's credit agreement.  The outstanding loan balance under the credit agreement was $355,000 as of September 30, 2022.

	MIDAS MAGIC
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2022
	(Unaudited)

Shares		Value
	Common Stocks (125.96%)
	Automotive Dealers and Gasoline Service Stations (15.33%)
645	AutoZone, Inc. (a)	$ 1,381,545
1,925	Lithia Motors, Inc.	413,009
13,900	MarineMax, Inc. (a)	414,081
		2,208,635

	Automotive Repair, Services, and Parking (5.30%)
1,500	AMERCO	763,830

	Building Materials, Hardware, Garden Supply, and Mobile Home Dealers (2.97%)
1,550	The Home Depot, Inc.	427,707

	Chemical and Allied Products (0.98%)
3,300	Olin Corporation	141,504

	Communications (2.32%)
2,000	Nexstar Media Group, Inc. (a)	333,700

	Depository Institutions (4.93%)
6,800	JPMorgan Chase & Co.	710,600

	Food and Kindred Products (2.00%)
2,650	Medifast, Inc.	287,154

	Home Furniture, Furnishings, and Equipment Stores (4.09%)
5,000	Williams-Sonoma, Inc.	589,250

	Industrial and Commercial Machinery and Computer Equipment (3.05%)
1,200	Lam Research Corporation	439,200

	Insurance Carriers (23.27%)
750	Elevance Health, Inc.	340,680
6,110	Berkshire Hathaway Inc. Class B (a)	1,631,492
20,000	Essent Group Ltd.	697,400
1,350	UnitedHealth Group Incorporated	681,804
		3,351,376

	Non-Depository Credit Institutions (5.99%)
1,450	Credit Acceptance Corporation (a)	635,100
7,800	Enova International, Inc. (a)	228,306
		863,406

	Security and Commodity Brokers, Dealers, Exchanges, and Services (3.18%)
4,360	T. Rowe Price Group, Inc.	457,844

	Service-Business Services (19.74%)
10,000	Mastercard Incorporated Class A	2,843,400

	Service-Computer Programming, Data Processing (25.00%)
33,400	Alphabet Inc. Class A (a)	3,194,710
3,000	Meta Platforms, Inc. (a)	407,040
		3,601,750

	Service-Help Supply Services (5.09%)
1,650	AMN Healthcare Services, Inc. (a)	174,834
7,300	Robert Half International Inc.	558,450
		733,284

	Transportation Equipment (2.72%)
3,859	LCI Industries	391,534

	Total investments (Cost $9,381,502) (125.96%) (b)	18,144,174
	Liabilities in excess of cash and other assets (-25.96%)	(3,739,421)

	Net assets (100.00%)	$ 14,404,753

(a) Non-income producing.
(b) The Fund's total investment portfolio value of $18,144,174 has been pledged as collateral for borrowings under the Fund's credit agreement. The outstanding loan balance under the credit agreement  was $3,626,600 as of September 30, 2022.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, each of Midas Fund and Midas Magic (each a “Fund” and together, the “Funds”) may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by Midas Management Corporation (the “Investment Manager”) under the direction of or pursuant to procedures approved by each Fund’s Board of Trustees, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.
The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

The following is a summary of the inputs used as of September 30, 2022, in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 9,843,280	$ -	$ -	$ 9,843,280
Total investments, at value	$ 9,843,280	$ -	$ -	$ 9,843,280

MIDAS MAGIC	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$ 18,144,174	$ -	$ -	$ 18,144,174
Total investments, at value	$ 18,144,174	$ -	$ -	$ 18,144,174

Cost for Federal Income Tax Purposes
The aggregate cost of investments for tax purposes will depend upon each Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations. As of September 30, 2022, for federal income tax purposes, subject to changes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation of investments are summarized as follows:

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation
Midas Fund	$ 8,593,016	$ 1,856,374	$ (606,110)	$ 1,250,264
Midas Magic	$ 9,381,502	$ 9,862,212	$ (1,099,540)	$ 8,762,672

Portfolio Concentration
Each Fund operates as a “non-diversified” investment company, which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (“Company Act”) and the amount of the outstanding voting securities of a particular issuer held by a Fund is not limited. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Internal Revenue Code of 1986, as amended, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s net asset value to be more volatile and thus may subject shareholders to more risk.

Risks and Uncertainties

Market Risks - An investment in a Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by a Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which a Fund utilizes leverage.

Foreign Securities Risk – Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

For example, the UK formally exited from the EU on January 31, 2020 (known as “Brexit”). Although the UK and EU have made a trade agreement that was entered into force on May 1, 2021, certain post-EU arrangements were outside the scope of the negotiating mandate and remain unresolved and subject to further negotiation and agreement. There is significant market uncertainty regarding Brexit’s ramifications, and the range of possible political, regulatory, economic and market outcomes are difficult to predict. The uncertainty surrounding the UK’s economy, and its legal, political, and economic relationship with the remaining member states of the EU, may continue to be a source of instability and cause considerable disruption in securities markets, including increased volatility and illiquidity, as well as currency fluctuations in the British pound’s exchange rate against the U.S. dollar.

Leverage Risk – The Funds may use leverage to the extent permitted under the Company Act. Leveraging (buying securities using borrowed money) exaggerates the effect on net asset value (“NAV”) of any increase or decrease in the market value of a Fund’s investments. Money a Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased. There can be no assurance that a Fund’s use of leverage will be successful.

Sector Risk – To the extent a Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their respective NAVs, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events – Russia’s invasion of Ukraine has heightened global geopolitical tensions, resulting in an elevated risk environment and increased volatility in asset prices. The uncertain course of the conflict, including the impact of sanctions on Russia and the possibility for escalation of military action, may have a significant negative impact on the global economy and asset prices.

Measures of inflation have increased to levels not experienced in forty years. As a result, the Federal Reserve discontinued the characterization of the higher inflation readings as transitory and has taken steps intended to reduce inflation, including raising interest rates. Uncertainty regarding the speed and magnitude of interest rate increases, and the ability of the Federal Reserve to successfully control inflation without causing a recession may negatively impact asset prices and increase market volatility.

The ongoing coronavirus (COVID-19) pandemic presents global health concerns and a continued risk to the global economy. Efforts to limit the spread of the coronavirus (COVID-19) in recent years have included travel restrictions and business shutdowns. U.S. and international markets have experienced periods of significant volatility because of the pandemic. Coronavirus (COVID-19) and related public health issues, and the measures taken to limit the spread of the coronavirus (COVID-19), may continue to negatively impact global economic growth and asset prices.

It is possible that these or other geopolitical events could have an adverse effect on the Fund’s performance.